U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                           SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14(a)-6(e)(2))
[X]    Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-
12

                             THE HYDROGIENE CORPORATON
                (Name of Small Business Issuer in its charter)

                               N. Munro Merrick, Esq.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[  ]  Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
___________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
___________________________________________________________________

3.  Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
determined):
___________________________________________________________________

4.  Proposed aggregate offering price:
___________________________________________________________________

5.  Total fee paid:
___________________________________________________________________

[  ]  Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:
_____________________________________________________________________

2.  Form, schedule, or registration statement number:
_____________________________________________________________________

3.  Filing party:
_____________________________________________________________________

4.  Date filed:
_____________________________________________________________________

Notes:

                          The Hydrogiene Corporation
                    16776 Bernardo Center Drive, Suite 203
                        San Diego, California 92128

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MONDAY, AUGUST 5, 2002

     Notice is hereby given that a Special Meeting of shareholders of The Hydrogiene Corporation, a Florida corporation ("Company") will be held on Monday, August 5, 2002, at the Wyndham Emerald Plaza Hotel, 400 West Broadway, San Diego, California at 5:00 p.m. for the following purposes:

1.  To remove the following four (4) Directors of the Company: J.
Christopher Kennedy, George J. Grosek, Arden E. Roney, and John M. Bailey.

2. To elect the following four (4) nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: Robert Parker,
N. Munro Merrick, Andrew J. Glenn, III, and Arthur Blank;

3. To approve the appointment of Weinberg & Company, P.A. as the Company's independent auditors for the new fiscal year commencing on January 1, 2002, and to complete audits for the fiscal years ended December 31, 2000 and December 31, 2001; and

4. To consider on any other matter that properly may come before the meeting or any adjournment thereof.

     Shareholders of record as the close of business on June 17, 2002 are entitled to vote at the meeting or any postponement or adjournment thereof.

     Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Special Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Special Meeting does not itself serve to revoke your proxy.

Signed by Holders of greater than 10% of the outstanding shares of common stock of the Company.

By: /s/  N. Munro Merrick
N. Munro Merrick, Esq.

                                 PROXY STATEMENT

                             The Hydrogiene Corporation
                        16776 Bernardo Center Drive, Suite 203
                            San Diego, California 92128

     This Proxy Statement is furnished to shareholders at the direction and on behalf of the holders of greater than 10% ("Holders") of the outstanding shares of common stock of The Hydrogiene Corporation, a Florida corporation ("Company"), for the purpose of soliciting proxies for use at a Special Meeting of Shareholders of the Company to be held at the Wyndham Emerald Plaza Hotel, 400 West Broadway, San Diego, California at 5:00 p.m. on Monday, August 5, 2002. This Special Meeting is being called based on a demand by Holders, dated April 25, 2002, in compliance with
Section 607.0702 of the Florida Statutes.

     The Holders allege that the four Directors of the Company which are proposed to be removed have used Company assets for their own benefit, removed Company assets to an unknown location, and abandoned the business of the Company

     The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Special Meeting of Shareholders and the accompanying Proxy is being borne by the Holders. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about July 15, 2002.

                                VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on June 17, 2002. On June 1, 2002, the Company had issued and outstanding 68,322,830 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter's or appraisal rights relating to the matters to be voted.

     All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders hold, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favor of all proposals, it is anticipated that all proposals will pass.

                               STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of June 1, 2002 (68,322,830 issued and outstanding) by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; (ii) each director; (iii) all officers and directors of the Company as a group; and (iv) each candidate for the board of directors. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

Title of         Name and Address                  Amount of       Percent of
Class            of Beneficial Owner               Beneficial         Class
                                                   Ownership(1)

Common Stock     Magna IV Ltd.                      7,026,745         10.28%
                 16776 Bernardo Center Dr.
                 Suite 203
                 San Diego, California 92128

Common Stock     Charles Kallmann                  6,709,867 (2)       9.82%
                 16776 Bernardo Center Dr.
                 Suite 203
                 San Diego, California 92128

Common Stock     George J. Grosek                    650,000           0.95%
                 1925 Lanai Dr.
                 Costa Mesa, California 92626

Common Stock     Arthur Blank                        626,000           0.92%
                 545 Second Street, Suite 1
                 Encinitas, California 92024

Common Stock     Arden E. Roney                      500,000           0.73%
                 8 Kamalii Court
                 Newport Beach, California 92659

Common Stock     Andrew J. Glenn                     366,159           0.54%
                 1505 Sunnybrook Farm Road
                 Atlanta, Georgia 30350

Common Stock     N. Munro Merrick                    245,584           0.36%
                 15022 Paso del Sol
                 Del Mar, California 92014

Common Stock     Robert Parker                         5,000           0.01%
                 16776 Bernardo Center Dr.
                 Suite 203
                 San Diego, California 92128

Common Stock     J. Christopher Kennedy                    0           0.00%
                 1350 East Flamingo Road, #241
                 Las Vegas, Nevada 89119

Common Stock     John M. Bailey                            0           0.00%
                 260 East Flamingo Road, #112
                 Las Vegas, Nevada 89119

Common Stock     Shares of all directors and       8,110,451          11.87%
                 executive officers as a group (7
                 persons)

(1) Except as noted below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by him.

(2) 4,218,353 of the total are held in the name of Wiebeke Kallmann, Mr. Kallmann's wife. Mr. Kallmann is neither a shareholder in Magna IV Ltd., nor is he an officer or director of this firm; this firm is controlled by his adult children.

                             ELECTION OF DIRECTORS
                              EXECUTIVE OFFICERS

     The Company's Board of Directors is currently authorized to be seven members. The Company's Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

     The individuals who are standing for election set forth below are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

Candidates.

(a)  Robert Parker.

     Mr. Parker, age 55, has served as president, chief operating officer, and a board member of Magna IV Corp, a medical device manufacturer for the period of October 1998 to the present. Prior to that, he worked for PCOM in San Jose, California, a manufacturer of wireless telecom products from 1996 to 1998. Starting as the director of materials, he resolved complex issues of having several manufacturing facilities worldwide, and was able to subcontract many of the routine tasks. From 1994 to 1996, Mr. Parker worked for Invacare, one of the largest manufacturers of medical rehab equipment in the world. He was assigned as director of operations/plant manager of a newly acquired plant in New York..

     Mr. Parker has an associate of arts degree in electronics, a bachelor of arts degree in business administration, and a masters of business administration. In addition, he holds certificates in ISO-9000, SPC, Lean Mfg., MRP/JIT, Kaizen, Ishikawa Root Cause Analysis, Radiation Safety Engineering, and Process/Cycle Time Improvement.

(b)  N. Munro Merrick.

     Mr. Merrick, age 73, is an active attorney in San Diego County, restricting his practice to business, real estate and related matters. He was admitted to the California State Bar in 1977, and has served as Judge Pro Tem in North San Diego County Courts for many years. He has been involved with Hydrogiene from August, 1997, to May, 1998, and from August, 1998, to the present, providing counsel on legal matters. Mr. Merrick received his B.A. from Stanford University, his Master's degree from Oxford University, England, and his law degree from the University of San Diego. Prior to becoming an attorney Mr. Merrick served in the United States Foreign Service, held marketing positions with a subsidiary of Mobil Oil, and management positions with Ampex Corporation, an MCA subsidiary, and Spin Physics. He has also owned and operated several small businesses.

(c)  Andrew J. Glenn, III.

     Mr. Glenn, age 70, is a corporate consultant with R&D Testing and Drilling, Inc, a position he has held since 1991. He has over 40 years of experience as a consultant in private practice involved in planning, design and construction of geotechnical and environmental projects in the United States and abroad. Mr. Glenn has a bachelor of science degree from The Citadel, and a master of science degree in civil engineering from Georgia Institute of Technology. He is a registered professional engineer.

(d)  Arthur Blank.

     Mr. Blank, age 51, was managing member of Technology Ventures, LLC for the period of February 1996 to April 30, 2002. This firm provides consulting for research, development and integration of database driven incremental transaction applications. Applications include: The Live Auctions Network, Nforma, Ecatalyst One, and The Newport Soap Opera. As of May1, 2002, Mr. Blank left the firm in order to become an independent consultant Internet inspired firms that require multi-country, multi-product sales and marketing with co-ordination with "brick and click" branding and advertising agencies.

Certain Relationships and Related Transactions.

     During the last two years, to the knowledge of the Company, there has not been any transaction, or proposed transactions, to which the Company was or is to be a party, in which any of the officers, directors, key employees, or 5% or greater shareholders, had or are to have a direct or indirect material interest.

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% or more of the Company's common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the current knowledge of the Company, it is unaware that any required reports were not timely filed.

Committees of the Board of Directors.

     The Company does not currently have standing audit, nominating, and compensation committees.

Meetings of the Board of Directors.

     To the current knowledge of the Company, the Board of Directors did not meet during the fiscal year ended December 31, 2001.

                           EXECUTIVE COMPENSATION

Summary Compensation Table




                                          Summary Compensation Table

                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                 Other           Restricted   Securities
principal                                annual             stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)
   (a)          (b)       (c)     (d)       (e)             (f)           (g)           (h)       (i)
John M. Bailey  2001       -       -         -               -             -             -         -
CEO             2000       -       -         -               -             -             -         -

Charles Kallmann 2000  $232,000    -         -               -             -             -         -
CEO              1999  $232,000    -         -               -             -             -         -


Other Compensation.

     There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there is no existing plan provided for or contributed to by the Company. In addition, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any officer or director since there is no existing plan which provides for such payment, including a stock option plan.

                          INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of Accountants.

     Weinberg & Company, P.A. of Boca Raton, Florida issued the report for the Company's audited financial statements for the fiscal year ended December 31, 1999. The Board of Directors has approved by resolution a proposal to retain Weinberg & Company, P.A. for the fiscal year that commenced on January 1, 2002, and to do the past due report for the fiscal year ended December 31, 2000. The Board of Directors of the Company recommends a vote FOR the retention of Weinberg & Company, P.A..

     Representatives of Weinberg & Company, P.A. are not expected to be present at the meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

                                   OTHER BUSINESS

     As of the date of this proxy statement, there is no other business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Signed by Holders of greater than 10% of the outstanding shares of common stock of the Company.

By: /s/  N. Munro Merrick
N. Munro Merrick, Esq.

                                    P R O X Y

                             THE HYDROGIENE CORPORATION
         Special Meeting of Shareholders To Be Held August 5, 2002

THIS PROXY IS SOLICITED ON BEHALF OF HOLDERS OF GREATER THAN 10% OF THE OUTSTANDING SHARES OF THE COMPANY. The undersigned hereby appoints N. Munro Merrick as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at a Special Meeting of Shareholders of The Hydrogiene Corporation ("Company") to be held on Monday, August 5, 2002, as designated below, all of the common stock of The Hydrogiene Corporation held of record by the undersigned on June 17, 2002, at the Wyndham Emerald Plaza Hotel, 400 West Broadway, San Diego, California at 5:00 p.m. for matters that properly may come before the meeting or any adjournment thereof.

1.  REMOVAL OF DIRECTORS (circle one):

      FOR                                               WITHHOLD AUTHORITY
all Directors listed below                to remove all Directors listed below

J Christopher Kennedy

George J. Grosek

Arden E. Roney

John M. Bailey

2.  ELECTION OF DIRECTORS (circle one):

     FOR                                               WITHHOLD AUTHORITY
all nominees listed below                to vote for all nominees listed below

N. Munro Merrick

Robert Parker

Andrew J. Glenn, III

Arthur Blank

3.  TO APPROVE THE SELECTION OF WEINBERG & COMPANY, P.A. AS THE
COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR
(circle one).

FOR                         AGAINST                              ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of The Hydrogiene Corporation to be held on June 17, 2002 and the Proxy Statement of such meeting.

Dated: ______________, 2002

(Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.